FINANCIAL INDUSTRIES CORPORATION

                                 AMENDMENT NO. 2

                                       TO

                 9% SUBORDINATED SENIOR NOTE DATED JULY 30, 1993


     This Amendment No. 2 (this "Second Amendment") dated as of March 18, 2004, is entered into by and between Financial Industries Corporation (the "Company"), and Investors Life Insurance Company of North America (the "Payee"). Capitalized terms used but not defined herein shall have the meaning set forth in the Subordinated Senior Note (as hereinafter defined).

                                    RECITALS

     WHEREAS, Family Life Insurance Investment Company (the "Maker") and the Payee entered into that certain Subordinated Senior Note dated July 30, 1993 in the original principal amount of $4,500,000 (the "Subordinated Senior Note");

     WHEREAS, the original parties amended the Subordinated Senior Note pursuant to Amendment No. 1 dated effective as of June 12, 1996;

     WHEREAS, the Company assumed the rights and obligations of the Maker under the Subordinated Senior Note pursuant to that certain Assignment Agreement dated effective as of December 23, 1998 in accordance with Maker's Plan of Dissolution;

     WHEREAS, the Payee is an indirect, wholly-owned subsidiary of the Company; and

     WHEREAS, the Company and the Payee desire to further amend the Subordinated Senior Note (i) to better reflect the terms available for borrowing money in the financial markets and (ii) to reward the Company for its historical performance in the timely payment of its obligations under the Subordinated Senior Note.

                                    AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

     A.   The Subordinated Senior Note is hereby further amended as follows:

          1. The interest rate is hereby reduced to five percent (5%) for the remainder of the term.

          2.   The  Payment  Schedule   attached  to  Amendment  No.  1  to  the
               Subordinated Senior Note is hereby revised in its entirety to read as set forth on Exhibit A attached hereto.

     B. Except as expressly amended by Amendment No. 1 and this Second Amendment, the Subordinated Senior Note shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Subordinated Senior Note are hereby released, diminished or impaired, and the parties hereby reaffirm all covenants, representations and warranties in the Subordinated Senior Note.

     C. For the convenience of the parties, this Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         Signatures Follow on Next Page

IN WITNESS WHEREOF, the parties have executed this Second Amendment on this 10th day of June, 2004.


COMPANY:

Financial Industries Corporation




By:     /s/ J. Bruce Boisture
Name:   J. Bruce Boisture
Title:  President and CEO




PAYEE:

Investors Life Insurance Company of North America




By:     /s/ Theodore A.Fleron
Name:   Theodore A. Fleron
Title:  V.P. & Secretary

                                    Exhibit A

                            Revised Payment Schedule


                                                             Unpaid Principal
    Date of Payment          Principal Amount Paid          Balance Outstanding
    ---------------          ---------------------          -------------------

       6/12/1996                                                $4,500,000
       12/12/1996                   $ 24,531                    $4,475,469
       3/12/1997                    $ 24,531                    $4,450,938
       6/12/1997                    $ 24,531                    $4,426,407
       9/12/1997                    $ 24,531                    $4,401,876
       12/12/1997                   $ 24,531                    $4,377,345
       3/12/1998                    $ 24,531                    $4,352,814
       6/12/1998                    $ 24,531                    $4,328,283
       9/12/1998                    $ 24,531                    $4,303,752
       12/12/1998                   $ 24,531                    $4,279,221
       3/12/1999                    $ 24,531                    $4,254,690
       6/12/1999                    $ 24,531                    $4,230,159
       9/12/1999                    $ 24,531                    $4,205,628
       12/12/1999                   $ 24,531                    $4,181,097
       3/12/2000                    $ 24,531                    $4,156,566
       6/12/2000                    $ 24,531                    $4,132,035
       9/12/2000                    $ 24,531                    $4,107,504
       12/12/2000                   $ 24,531                    $4,082,973
       3/12/2001                    $ 24,531                    $4,058,442
       6/12/2001                    $ 24,531                    $4,033,911
       9/12/2001                    $ 24,531                    $4,009,380
       12/12/2001                   $200,469                    $3,808,911
       3/12/2002                    $200,469                    $3,608,442
       6/12/2002                    $200,469                    $3,407,973
       9/12/2002                    $200,469                    $3,207,504
       12/12/2002                   $200,469                    $3,007,035
       3/12/2003                    $200,469                    $2,806,566
       6/12/2003                    $200,469                    $2,606,097
       9/12/2003                    $200,469                    $2,405,628
       12/12/2003                   $200,469                    $2,205,159
       3/12/2004                    $200,469                    $2,004,690
       6/12/2004                    $      0                    $2,004,690
       9/12/2004                    $      0                    $2,004,690
       12/12/2004                   $      0                    $2,004,690
       3/12/2005                    $      0                    $2,004,690
       6/12/2005                    $      0                    $2,004,690
       9/12/2005                    $      0                    $2,004,690
       12/12/2005                   $      0                    $2,004,690
       3/12/2006                    $200,469                    $1,804,221
       6/12/2006                    $200,469                    $1,603,752
       9/12/2006                    $200,469                    $1,403,283
       12/12/2006                   $200,469                    $1,202,814
       3/12/2007                    $200,469                    $1,002,345
       6/12/2007                    $200,469                    $  801,876
       9/12/2007                    $200,469                    $  601,407
       12/12/2007                   $200,469                    $  400,938
       3/12/2008                    $200,469                    $  200,469
       6/12/2008                    $200,469                    $        0